Exhibit 99.5

Quadramet in Osteosarcoma

Peter Anderson, MD, PhD

Professor of Pediatrics

The M D Anderson Cancer Center

Houston, TX

Pete Anderson MD, PhD

pmanders@mdanderson.org

Slide # 2

Osteosarcoma - Introduction

Malignant tumor in bone (forms bone)

Location: Long bones> other

Current therapy plateau

Challenges to improve therapy

Why Quadramet for osteosarcoma?

Slide # 3

Osteosarcoma:

Bone Scans Show this

Tumor Makes Bone

High uptake of 99mTc MDP

= high 153Sm-EDTMP

(Quadramet) uptake

So when see a “hot bone scan”,

should THINK about Quadramet

Slide # 4

[Picture of Doctor with male patient]

Osteosarcoma patient, aka “the Guitarist”, recently treated with Quadramet

Current Therapy of Osteosarcoma: Upfront

Chemotherapy before surgery (pre-adjuvant): cisplatinum (intraarterial at MD Anderson), doxorubicin, high-dose methotrexate

Local control surgery

Additional chemotherapy (same as initial if tumor kill >95%; sometimes ifosfamide)

Slide # 1

Osteosarcoma: Metastatic

Similar therapy as non-metastatic, but often also with ifosfamide, too

Local control difficult- lung surgery for lung metastases; radiation or surgery for bone metastases (?Quadramet)

Principles learned in can be applied to other cancers with osteoblastic metastases.

Slide # 2

Problems with Current Therapy

of Osteosarcoma

(Opportunities to Improve)

Chemotherapy toxicity:

Whole body treated, not just bone tumor

Mouth sores, poor nutrition

Hospitalizations for fevers + low wbc counts common

Plateau: 60-65% survival

Need increased speed and completeness of response to improve survival

Slide # 3

Opportunities in Osteosarcoma: Quadramet

Treatment of primary

Isolated limb perfusion (like local high dose w/o marrow toxicity)

Treatment of metastatic

Quadramet + gemcitabine (radiosensitizer)

Slide # 1

Quadramet: A Targeted Drug for Osteosarcoma (SPECIFIC!)

This cancer makes bone

Ratio of Quadramet in tumor:organ extremely HIGH (>700:1 bone:lung)

Bone scan, a commonly used clinical tool, is predictive of very specific uptake

99Tc-MDP chemistry of metabolism of tracer into bone is same as 153Sm-EDTMP

“One picture is worth a thousand words”

Slide # 2

Now s/p

2 doses

Quadramet

And RT.

-Working 2

jobs!

Osteosarcoma

Metastatic to

Sacrum

Severe leg pain

from sacral

metastasis

[Picture of Female Patient]

Experience with Quadramet in Osteosarcoma

High-dose Quadramet: dose escalation

High-dose Quadramet with Gemcitabine (radio-sensitization)

Standard dose Quadramet with Gemcitabine radio-sensitization

Future studies (ILP; aerosol chemo)

Slide # 4

High Dose Quadramet

Dose limiting toxicity on marrow can be overcome with stem cells

Dose escalated 30x safely (30 mCi/kg)

Large doses of radiation (20,000 cGy) provided to tumor (and not other organs)

Anderson et al. High-dose samarium-Low toxicity of skeletal irradiation in patients with osteosarcoma and bone metastases. J. Clinical Oncology. 2002;20:189-196

Slide # 5

High-Dose Quadramet

+ Gemcitabine

Gemcitabine, a potent radiosensitizer, was given 1 day after Quadramet

New paradigm:

Bind radioisotope to target, then use radiosensitizer

Improved responses (bone/PET)

ASCO 2005;

Anderson et al. Gemcitabine radiosensitization after high-dose samarium for osteoblastic osteosarcoma.

Clinical Cancer Research Oct. 2005

Slide # 6

Bone

Scans

Samarium

+ Gemzar

SYNERGY

After

Quadramet

+ Gemzar

BEFORE

Quadramet

+ Gemzar

Slide # 7

After

Before

Slide # 8

Quadramet

(day 1)

Unbound:

Eliminated

in urine (6 hr)

Bone metastases >> skeleton>>>> organs

( STRONG binding to “new” bone)

continuous radiation to cells near new bone

Gemcitabine

Radiosensitization (day 2)

IMPROVED kill of cells

near Quadramet

Slide # 1

Standard Dose Quadramet

+ Gemcitabine

Initial use

People that cannot harvest stem cells

Current use

Provide repeated doses with more effective tumor kill

Limitation

Time to recovery of platelets (4-8 weeks)

Most doses given so far: 8

(4-12 weeks apart)

Slide # 2

PET w/o Activity in tumor deposits

Slide # 4

After Samarium +

Gemcitabine

dose 5

After Samarium +

Gemcitabine

dose 8

Slide # 5

After Samarium

+ Gemcitabine

dose 5 (of 8)

Slide # 6

End of therapy

6 months after

end of therapy

Slide # 7

“RESIST using RECIST”

(Especially True in Bone and Sarcomas)

Bob Benjamin (Head MDACC, Dept. of Sarcoma) at SARC meeting 5/05

Why?- Size change (CT or MRI) is the least sensitive indication of response. (GIST experience)

Better (more useful to patient): PET/CT (change in SUV), bone scan (quantitative), dynamic MRI (blood supply), Time to Progression (TTP) .

Slide # 8

Repeated doses of Quadramet

+ Gemcitabine

Possible

Safe

Probably best used with other modalities of control

external beam RT, proton beam RT

chemotherapy (HDMTX), Avastin, Doxil

Slide # 1

Example: HDMTX, then

Samarium+ Gemcitabine

6/13/05

8/24/05

Slide # 2

6/13/05

HDMTX, then

Quadramet + gemcitabine - PET shows

improvement in refractory osteosarcoma!

8/24/05

Slide # 3

Excellent QOL s/p Quadramet+ Gemcitabine QOL

[Picture of Female Patient]

Quadramet

+ Radiosenzitizer

Isolated limb perfusion (cisplatin as the radiosensitizer)

Canine studies ongoing at Colorado State University Animal Cancer Center (N. Erhart DVM)

Dogs with osteosarcoma

Goal: more rapid control of osteosarcoma primary

With Proton beam radiotherapy (2006 at MD Anderson Cancer Center)

Goal: treatment of metastatic bone or lung lesions that require improved cancer control (e.g surgery not possible or enough!)

Slide # 1

Quadramet in Osteosarcoma: Summary

Studies in osteosarcoma, a bone forming tumor, have provided insights about how to use Quadramet more effectively

High-dose studies show safety

Radiosensitization studies indicate repeated dose schedules and synergy with other cancer control measures [e.g. HDTMX, gemcitabine, RT (esp. proton therapy)] may improve control of osteosarcoma (and bone metastases)

Slide # 2

MD Anderson Proton Therapy Center

($125 M Investment in Radiotherapy)

Slide # 3

Questions?

Pete Anderson MD, PhD

Direct line 713-563-0893

pmanders@mdanderson.org

Slide # 4